UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06198
                                   ----------

                       TEMPLETON CAPITAL ACCUMULATOR FUND
                     --------------------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/04
                          -------


ITEM 1. REPORTS TO STOCKHOLDERS



                                                                 AUGUST 31, 2004

GRAPHIC OMITTED

ANNUAL REPORT AND SHAREHOLDER LETTER

                                     GLOBAL
                                Templeton Capital
                                Accumulator Fund

                                GRAPHIC OMITTED

                                 [LOGO OMITTED]

                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

FRANKLIN TEMPLETON INVESTMENTS

GAIN FROM OUR PERSPECTIVE

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]

Not part of the annual report

                     Contents

SHAREHOLDER LETTER ............................  1

ANNUAL REPORT

Templeton Capital Accumulator Fund ............  3

Performance Summary ...........................  6

Your Fund's Expenses ..........................  8

Financial Highlights and

Statement of Investments ...................... 10

Financial Statements .......................... 16

Notes to Financial Statements ................. 19

Report of Independent
Registered Public

Accounting Firm ............................... 26

Tax Designation ............................... 27

Board Members and Officers .................... 29

Shareholder Information ....................... 36




Annual Report

Templeton Capital Accumulator Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Capital Accumulator Fund seeks long-term capital growth. Under normal market conditions, the Fund invests in equity securities of companies of any nation.

  [SIDEBAR]

  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL 1-800/632-2301 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Templeton Capital Accumulator Fund's annual report for the fiscal year ended August 31, 2004.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Capital Accumulator Fund delivered a 16.72% cumulative total return. The Fund slightly outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, which posted a 16.34% total return for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 6.

ECONOMIC AND MARKET OVERVIEW

The global economy expanded rapidly over the past few quarters, led by strong economic growth in the U.S. and China. As of June 30, 2004, U.S. gross domestic product (GDP) had increased for 11 consecutive quarters. In China, GDP grew at a strong 9.1% pace in 2003. 2 Despite an effort by Chinese authorities to curb this growth, China's economy expanded 9.7% in the first half of 2004, slightly more moderate than the 9.9% rate reported for the fourth quarter of 2003. 2, 3 The continued economic strength reflected strong consumer and business confidence in China, the U.S., Japan and Europe. The 12-nation euro zone lagged other regions in the current recovery. However, the European Central Bank recently projected euro zone growth may be between 1.6% and 2.2% in 2004, compared with 0.5% in 2003. In addition, the outlook for emerging European economies improved, led by double-digit growth in industrial production in Turkey and Poland and steady

1. Source: Standard & Poor's Micropal. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: www.china.org.cn, "China GDP Speeds up; Pace Seen Continuing."

3. Source: Ministry of Foreign Affairs of the People's Republic of China, www.china-embassy.org, "China's GDP rose 9.7 percent in the first half of 2004," 7/16/04.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.

                                                               Annual Report | 3
growth in Russia. In Japan, the economy has been emerging from its decade-long deflation. Japan's consumer and business confidence reached their highest levels since 1991. In Latin America, although growth was slow relative to Asia and the U.S., there was evidence of a rebound in industrial activity.

Regarding stock market performance, the global equity rally that began in March 2003 extended into the early part of this year propelled by strong liquidity, reasonably solid economic growth and higher corporate earnings. However, by the second quarter investor focus shifted to the challenges of rising commodity prices, especially oil, Iraqi unrest and a potential slowdown in the Chinese economy. The prospect of higher interest rates also damaged investor confidence. These factors hindered global equity performance, and consequently most stock markets traded within a relatively narrow range in the first eight months of 2004. However, stock market performance in aggregate was positive over the fiscal year. The MSCI AC World Index's total return was 16.34% for the year ended August 31, 2004. 1

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy.

MANAGER'S DISCUSSION

During the Fund's fiscal year, the energy and utility sectors benefited Fund performance as they each posted gains of about 30%. Conversely, information technology stocks lagged considerably; however, the Fund was underweighted in such stocks compared with the index, which helped relative performance. The Fund benefited from strong stock selection in the health care sector, while poor stock selection in the consumer discretionary sector hindered relative performance. Among the Fund's largest gainers were Aventis (up 74%), Celesio (+65%), Rolls-Royce Group (+63%) and ICICI Bank (+48%). Fund holdings that detracted from performance included Mylan Laboratories (-27%), Volkswagen (-19%) and Electrolux (-14%).

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Europe                                             50.0%
North America                                      20.7%
Asia                                               16.6%
Australia & New Zealand                             4.1%
Latin America                                       1.5%
Middle East & Africa                                0.7%
Short-Term Investments & Other Net Assets           6.4%



TOP 10 SECTORS/INDUSTRIES
8/31/04

  ---------------------------------------------------------
                                                 % OF TOTAL
                                                 NET ASSETS
  ---------------------------------------------------------
  Pharmaceuticals                                      7.4%
  ---------------------------------------------------------
  Diversified Telecommunication Services               7.2%
  ---------------------------------------------------------
  Insurance                                            7.2%
  ---------------------------------------------------------
  Oil & Gas                                            7.0%
  ---------------------------------------------------------
  Commercial Banks                                     6.1%
  ---------------------------------------------------------
  Media                                                4.4%
  ---------------------------------------------------------
  Health Care Providers & Services                     4.2%
  ---------------------------------------------------------
  Metals & Mining                                      4.0%
  ---------------------------------------------------------
  Household Durables                                   3.3%
  ---------------------------------------------------------
  Wireless Telecommunication Services                  3.2%
  ---------------------------------------------------------

4 |  Annual Report

During the reporting period, market dynamics provided us with numerous purchase and sale opportunities. Interestingly, our buy and sell decisions were across many sectors and geographic regions, illustrating our focus on individual stock selection. We established several new positions over the past few months, including Vodafone Group, a large, U.K.-based, global telecommunications company; AMP, a major Australian life insurance and financial services group; and Vestas Wind Systems, a manufacturer of wind-driven, electricity generating equipment based in Denmark. We also added to a number of existing positions, such as Michelin, a leading tire producer with global operations, and Securitas, a Swedish security services provider with strong markets in Europe and the U.S.

On the sell side, we benefited from increased corporate merger activity in the health care area during the period. We sold our positions in CellTech and Amersham at a profit when they were the subjects of takeover bids. We also sold some shares of Aventis, another Fund holding subject to a takeover bid, at a profit as part of a tender offer late in the period. Elsewhere, we liquidated our position in Clariant, a Swiss-based chemical company, at a loss because we were concerned that the firm's long-term fundamentals would not meet our prior expectations. We also reduced our positions in several stocks, including Husky Energy and BHP Billiton, after solid price appreciation during the reporting period.

Thank you for your continued participation in Templeton Capital Accumulator Fund. We look forward to serving your future investment needs.

/S/Gary P. Motyl, CFA
Gary P. Motyl, CFA
Portfolio Manager

Templeton Capital Accumulator Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
8/31/04
---------------------------------------------------------
  COMPANY                                      % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
---------------------------------------------------------
  Samsung Electronics Co. Ltd.                      2.2%
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT, SOUTH KOREA
---------------------------------------------------------
  Shell Transport & Trading Co. PLC, ADR            1.8%
   OIL & GAS, U.K.
---------------------------------------------------------
  BHP Billiton PLC                                  1.6%
   METALS & MINING, U.K.
---------------------------------------------------------
  E.ON AG                                           1.6%
   ELECTRIC UTILITIES, GERMANY
---------------------------------------------------------
  Telefonica SA                                     1.6%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, SPAIN
---------------------------------------------------------
  Sanofi-Aventis                                    1.5%
   PHARMACEUTICALS, FRANCE
---------------------------------------------------------
  AT&T Wireless Services Inc.                       1.4%
   WIRELESS TELECOMMUNICATION
   SERVICES, U.S.
---------------------------------------------------------
  Alcan Inc.                                        1.3%
   METALS & MINING, CANADA
---------------------------------------------------------
  Vodafone Group PLC                                1.3%
   WIRELESS TELECOMMUNICATION
   SERVICES, U.K.
---------------------------------------------------------
  Abbey National PLC                                1.2%
   COMMERCIAL BANKS, U.K.

                                                               Annual Report | 5

Performance Summary as of 8/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------
                                                        CHANGE           8/31/04          8/31/03
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.58            $11.76           $10.18
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
-------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1105



PERFORMANCE 1

FUND RETURNS SHOWN IN THE FOLLOWING TABLE DO NOT INCLUDE THE EFFECT OF THE SEPARATE SALES AND CREATION CHARGES ASSESSED THROUGH TEMPLETON CAPITAL ACCUMULATION PLANS. IF THESE CHARGES WERE INCLUDED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

-----------------------------------------------------------------------------------------------------
  FUND RETURNS                           1-YEAR         5-YEAR          10-YEAR    INCEPTION (3/1/91)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              16.72%         17.51%           115.27%          271.86%
  Average Annual Total Return 3          16.72%          3.28%             7.97%           10.21%
  Value of $10,000 Investment 4         $11,672        $11,751           $21,527          $37,186
-----------------------------------------------------------------------------------------------------
  PLAN RETURNS*                          1-YEAR         5-YEAR          10-YEAR    INCEPTION (3/1/91)
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         -41.64%          1.13%             7.42%          9.91%**
  Avg. Ann. Total Return (9/30/04) 5    -39.75%          2.40%             7.96%        10.10%***

*Plan returns include the effects of the separate sales and creation charges assessed through Templeton Capital Accumulation Plans' $50/month 15-year plan. The rate of deductions decreases proportionately as Plan sizes increase.

**Based on pro-rated sales charges from Fund inception through 8/31/04.

***Based on pro-rated sales charges from Fund inception through 9/30/04.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, CALL 1-800/632-2301.

For the first year of a Plan, sales and creation charges can amount to 50% of the total amount invested during the year. Since shares of the Fund can only be acquired through Templeton Capital Accumulation Plans, investors should read the Plan prospectus for more complete information on the impact of the sales and creation charges applicable to the Plan.

6 |  Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown, assuming reinvestment of distributions at net asset value. It does not include the effect of the separate sales and creation charges assessed through Templeton Capital Accumulation Plans, which may vary as discussed in the Plans' prospectuses. For the first year of a Plan, these charges can amount to 50% of the total amount invested during the year. Total returns would have been lower if these charges had been applied. Please refer to the Templeton Capital Accumulation Plans' prospectuses for information regarding applicable sales charges. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvestment of any income or distributions. One cannot invest directly in an index. The Consumer Price Index
(CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             Templeton Capital            *MSCI AC
             Accumulator Fund          World Index 6            CPI 6
9/1/94             $10,000                $10,000              $10,000
9/30/94             $9,809                 $9,765              $10,027
10/31/94            $9,933                $10,015              $10,034
11/30/94            $9,575                 $9,581              $10,047
12/31/94            $9,464                 $9,614              $10,047
1/31/95             $9,289                 $9,418              $10,087
2/28/95             $9,490                 $9,519              $10,128
3/31/95             $9,633                 $9,955              $10,161
4/30/95             $9,886                $10,317              $10,195
5/31/95            $10,190                $10,431              $10,215
6/30/95            $10,275                $10,433              $10,235
7/31/95            $10,606                $10,938              $10,235
8/31/95            $10,340                $10,698              $10,262
9/30/95            $10,580                $10,993              $10,282
10/31/95           $10,326                $10,809              $10,315
11/30/95           $10,543                $11,149              $10,309
12/31/95           $10,865                $11,485              $10,302
1/31/96            $11,097                $11,740              $10,362
2/29/96            $11,263                $11,789              $10,396
3/31/96            $11,435                $11,970              $10,450
4/30/96            $11,939                $12,263              $10,490
5/31/96            $12,085                $12,275              $10,510
6/30/96            $12,098                $12,343              $10,517
7/31/96            $11,674                $11,882              $10,537
8/31/96            $12,045                $12,028              $10,557
9/30/96            $12,218                $12,473              $10,591
10/31/96           $12,394                $12,522              $10,624
11/30/96           $13,038                $13,192              $10,644
12/31/96           $13,361                $13,001              $10,644
1/31/97            $13,622                $13,219              $10,678
2/28/97            $13,704                $13,399              $10,711
3/31/97            $13,746                $13,131              $10,738
4/30/97            $13,746                $13,553              $10,752
5/31/97            $14,473                $14,361              $10,745
6/30/97            $15,187                $15,096              $10,758
7/31/97            $15,847                $15,779              $10,772
8/31/97            $15,064                $14,672              $10,792
9/30/97            $16,176                $15,454              $10,819
10/31/97           $14,975                $14,534              $10,846
11/30/97           $14,834                $14,757              $10,839
12/31/97           $14,852                $14,950              $10,826
1/31/98            $14,966                $15,279              $10,846
2/28/98            $16,055                $16,325              $10,866
3/31/98            $16,957                $17,021              $10,886
4/30/98            $17,115                $17,181              $10,906
5/31/98            $16,828                $16,855              $10,926
6/30/98            $16,556                $17,158              $10,940
7/31/98            $16,585                $17,164              $10,953
8/31/98            $13,878                $14,759              $10,966
9/30/98            $13,735                $15,053              $10,980
10/31/98           $14,964                $16,428              $11,007
11/30/98           $15,884                $17,425              $11,007
12/31/98           $16,127                $18,234              $11,000
1/31/99            $16,142                $18,607              $11,027
2/28/99            $15,930                $18,139              $11,040
3/31/99            $16,717                $18,955              $11,074
4/30/99            $18,245                $19,774              $11,154
5/31/99            $17,609                $19,075              $11,154
6/30/99            $18,608                $20,025              $11,154
7/31/99            $18,487                $19,943              $11,188
8/31/99            $18,320                $19,919              $11,215
9/30/99            $17,745                $19,704              $11,268
10/31/99           $18,146                $20,702              $11,289
11/30/99           $19,072                $21,346              $11,295
12/31/99           $20,836                $23,124              $11,295
1/31/00            $19,925                $21,877              $11,329
2/29/00            $20,373                $21,951              $11,396
3/31/00            $21,044                $23,394              $11,490
4/30/00            $20,181                $22,345              $11,497
5/31/00            $19,957                $21,765              $11,510
6/30/00            $20,741                $22,502              $11,570
7/31/00            $20,581                $21,841              $11,597
8/31/00            $21,332                $22,520              $11,597
9/30/00            $20,341                $21,284              $11,658
10/31/00           $20,152                $20,867              $11,678
11/30/00           $19,821                $19,574              $11,685
12/31/00           $20,711                $19,901              $11,678
1/31/01            $21,066                $20,405              $11,752
2/28/01            $20,517                $18,688              $11,799
3/31/01            $19,225                $17,430              $11,826
4/30/01            $20,198                $18,699              $11,872
5/31/01            $20,198                $18,491              $11,926
6/30/01            $19,791                $17,924              $11,946
7/31/01            $19,614                $17,642              $11,913
8/31/01            $19,207                $16,831              $11,913
9/30/01            $16,870                $15,294              $11,966
10/31/01           $17,297                $15,619              $11,926
11/30/01           $18,513                $16,579              $11,906
12/31/01           $18,839                $16,735              $11,859
1/31/02            $18,302                $16,276              $11,886
2/28/02            $18,481                $16,156              $11,933
3/31/02            $19,430                $16,886              $12,000
4/30/02            $19,233                $16,351              $12,067
5/31/02            $19,502                $16,374              $12,067
6/30/02            $18,535                $15,375              $12,074
7/31/02            $16,708                $14,086              $12,087
8/31/02            $16,636                $14,122              $12,128
9/30/02            $14,559                $12,573              $12,148
10/31/02           $15,291                $13,499              $12,168
11/30/02           $16,377                $14,237              $12,168
12/31/02           $15,563                $13,559              $12,141
1/31/03            $15,200                $13,163              $12,195
2/28/03            $14,784                $12,932              $12,289
3/31/03            $14,421                $12,883              $12,362
4/30/03            $15,943                $14,034              $12,336
5/31/03            $16,885                $14,851              $12,315
6/30/03            $17,266                $15,136              $12,329
7/31/03            $17,863                $15,472              $12,342
8/31/03            $18,443                $15,839              $12,389
9/30/03            $18,425                $15,940              $12,430
10/31/03           $19,716                $16,907              $12,416
11/30/03           $19,990                $17,166              $12,383
12/31/03           $21,491                $18,255              $12,369
1/31/04            $21,893                $18,567              $12,430
2/29/04            $22,424                $18,910              $12,497
3/31/04            $22,260                $18,809              $12,577
4/30/04            $21,802                $18,378              $12,617
5/31/04            $21,875                $18,533              $12,691
6/30/04            $22,278                $18,907              $12,732
7/31/04            $21,436                $18,307              $12,711
8/31/04            $21,527                $18,426              $12,718

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  FUND RETURNS 1              8/31/04
-------------------------------------
  1-Year                       16.72%
-------------------------------------
  5-Year                        3.28%
-------------------------------------
  10-Year                       7.97%

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Source: Standard & Poor's Micropal. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

                                                               Annual Report | 7

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

O Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

O Ongoing Fund costs, including management fees, distribution and service
  (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

8 |  Annual Report

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges or redemption fees. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
                                           VALUE 2/29/04      VALUE 8/31/04   PERIOD* 2/29/04-8/31/04
-----------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $960.00                $6.36
-----------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,018.65                $6.55

*Expenses are equal to the annualized expense ratio of 1.29% multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                                               Annual Report | 9

TEMPLETON CAPITAL ACCUMULATOR FUND

FINANCIAL HIGHLIGHTS

                                                                     ---------------------------------------------------------
                                                                                        YEAR ENDED AUGUST 31,
                                                                        2004        2003        2002        2001        2000
                                                                     ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $10.18       $9.29      $10.85      $13.34      $12.11
                                                                     ---------------------------------------------------------
Income from investment operations:
 Net investment income a .........................................        .12         .12         .12         .16         .16
 Net realized and unrealized gains (losses) ......................       1.57         .87       (1.57)      (1.45)       1.71
                                                                     ---------------------------------------------------------
Total from investment operations .................................       1.69         .99       (1.45)      (1.29)       1.87
                                                                     ---------------------------------------------------------
Less distributions from:
 Net investment income ...........................................       (.11)       (.10)       (.11)       (.16)       (.15)
 Net realized gains ..............................................         --          --          --       (1.04)       (.49)
                                                                     ---------------------------------------------------------
Total distributions ..............................................       (.11)       (.10)       (.11)      (1.20)       (.64)
                                                                     ---------------------------------------------------------
Net asset value, end of year .....................................     $11.76      $10.18       $9.29      $10.85      $13.34
                                                                     ---------------------------------------------------------

Total return b ...................................................     16.72%      10.86%    (13.38)%     (9.96)%      16.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................   $596,015    $457,645    $354,042    $364,236    $370,029
Ratios to average net assets:
 Expenses ........................................................      1.21%       1.12%       1.11%       1.05%       1.03%
 Net investment income ...........................................      1.04%       1.35%       1.13%       1.35%       1.24%
Portfolio turnover rate ..........................................     12.93%      21.32%      14.28%      22.37%      32.13%




aBased on average daily shares outstanding.
bTotal return is not annualized for periods less than one year.

10 |  See notes to financial statements.  |  Annual Report

TEMPLETON CAPITAL ACCUMULATOR FUND

STATEMENT OF INVESTMENTS, AUGUST 31, 2004

---------------------------------------------------------------------------------------------------------------------------
                                                            INDUSTRY                         SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 93.0%
   AUSTRALIA 3.5%
   Alumina Ltd. ...........................              Metals & Mining                   1,054,060        $    4,041,681
   AMP Ltd. ...............................                 Insurance                      1,126,860             4,973,325
   National Australia Bank Ltd. ...........             Commercial Banks                     362,220             6,816,580
   Qantas Airways Ltd. ....................                 Airlines                       1,276,080             3,072,764
   WMC Resources Ltd. .....................              Metals & Mining                     600,000             2,084,554
                                                                                                            ---------------
                                                                                                                20,988,904
                                                                                                            ---------------
   BERMUDA 1.5%
   ACE Ltd. ...............................                 Insurance                        137,470             5,299,469
   XL Capital Ltd., A .....................                 Insurance                         50,300             3,531,060
                                                                                                            ---------------
                                                                                                                 8,830,529
                                                                                                            ---------------
   BRAZIL .6%
   Embraer-Empresa Brasileira de Aeronautica
    SA, ADR ...............................            Aerospace & Defense                   125,985             3,344,902
                                                                                                            ---------------
   CANADA 3.7%
   Alcan Inc. .............................              Metals & Mining                     159,160             6,893,220
   Alcan Inc. (EUR Traded) ................              Metals & Mining                      23,940             1,038,017
   BCE Inc. ...............................  Diversified Telecommunication Services          325,460             6,755,716
a  Celestica Inc. .........................    Electronic Equipment & Instruments            204,530             2,921,413
   Husky Energy Inc. ......................                 Oil & Gas                        205,420             4,362,213
                                                                                                            ---------------
                                                                                                                21,970,579
                                                                                                            ---------------
   CHILE .1%
   Cia de Telecomunicaciones de Chile SA,
    ADR ...................................  Diversified Telecommunication Services           55,325               681,604
                                                                                                            ---------------
   CHINA .4%
a  BYD Co. Ltd., H ........................           Electrical Equipment                   923,000             2,502,766
                                                                                                            ---------------
   DENMARK .4%
a  Vestas Wind Systems AS .................           Electrical Equipment                   124,170             1,612,874
a  Vestas Wind Systems AS, 144A ...........           Electrical Equipment                    41,390               537,625
                                                                                                            ---------------
                                                                                                                 2,150,499
                                                                                                            ---------------
   FINLAND .8%
   Stora Enso OYJ, R
    (EUR/FIM Traded) ......................          Paper & Forest Products                 203,900             2,723,325
   Stora Enso OYJ, R (SEK Traded) .........          Paper & Forest Products                 145,997             1,943,310
                                                                                                            ---------------
                                                                                                                 4,666,635
                                                                                                            ---------------
   FRANCE 5.4%
   Accor SA ...............................       Hotels Restaurants & Leisure                61,110             2,577,071
   AXA SA .................................                 Insurance                        210,901             4,303,422
   Michelin SA, B .........................              Auto Components                     137,430             7,260,320
   Sanofi-Aventis .........................              Pharmaceuticals                     130,141             9,236,588
   Suez SA ................................    Multi-Utilities & Unregulated Power           201,170             3,894,607
   Total SA, B ............................                 Oil & Gas                         26,062             5,070,884
                                                                                                            ---------------
                                                                                                                32,342,892
                                                                                                            ---------------

                                                              Annual Report | 11

TEMPLETON CAPITAL ACCUMULATOR FUND

---------------------------------------------------------------------------------------------------------------------------
                                                            INDUSTRY                         SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   GERMANY 6.2%
   BASF AG ................................                 Chemicals                         80,690        $    4,364,776
   Bayer AG, Br. ..........................                 Chemicals                        111,770             2,859,315
   Celesio AG .............................     Health Care Providers & Services             105,466             6,959,802
   Deutsche Post AG .......................          Air Freight & Logistics                 335,080             6,658,108
   E. ON AG ...............................            Electric Utilities                    134,070             9,515,444
   Muenchener Rueckversicherungs-
    Gesellschaft ..........................                 Insurance                         18,960             1,792,679
   Muenchener Rueckversicherungs-
    Gesellschaft, 144A ....................                 Insurance                          5,417               512,181
   Volkswagen AG ..........................                Automobiles                       107,970             4,159,556
                                                                                                            ---------------
                                                                                                                36,821,861
                                                                                                            ---------------
   HONG KONG 1.8%
   Cheung Kong Holdings Ltd. ..............                Real Estate                       436,000             3,759,127
   China Mobile (Hong Kong)
    Ltd., fgn. ............................    Wireless Telecommunication Services         1,230,500             3,588,981
   Hutchison Whampoa Ltd. .................         Industrial Conglomerates                 247,650             1,944,700
   Swire Pacific Ltd., A ..................                Real Estate                       190,000             1,345,842
   Swire Pacific Ltd., B ..................                Real Estate                       112,500               137,741
                                                                                                            ---------------
                                                                                                                10,776,391
                                                                                                            ---------------
   INDIA 1.2%
   ICICI Bank Ltd. ........................             Commercial Banks                     325,519             1,892,569
   ICICI Bank Ltd., ADR ...................             Commercial Banks                      80,185               978,257
   Satyam Computers Services Ltd. .........                IT Services                       394,520             2,890,479
   Satyam Computers
    Services Ltd., ADR ....................                IT Services                        71,700             1,406,754
                                                                                                            ---------------
                                                                                                                 7,168,059
                                                                                                            ---------------
   ISRAEL .7%
a  Check Point Software
    Technologies Ltd. .....................                 Software                         234,490             4,112,955
                                                                                                            ---------------
   ITALY 1.7%
   Eni SpA ................................                 Oil & Gas                        339,760             6,941,040
   Riunione Adriatica di S
    icurta SpA ............................                 Insurance                        177,381             3,125,790
                                                                                                            ---------------
                                                                                                                10,066,830
                                                                                                            ---------------
   JAPAN 7.7%
   East Japan Railway Co. .................                Road & Rail                           581             3,250,572
   Hitachi Ltd. ...........................    Electronic Equipment & Instruments            955,000             5,986,970
   Komatsu Ltd. ...........................                 Machinery                        771,000             4,714,028
   NEC Corp. ..............................          Computers & Peripherals                 447,000             2,855,228
   Nintendo Co. Ltd. ......................                 Software                          32,000             3,440,703
   Nippon Telegraph &
    Telephone Corp. .......................  Diversified Telecommunication Services            1,118             4,828,757
   Nomura Holdings Inc. ...................              Capital Markets                     206,000             2,830,635
   Seiko Epson Corp. ......................          Computers & Peripherals                 117,500             4,807,280
   Sompo Japan Insurance Inc. .............                 Insurance                        682,000             6,363,552
   Sony Corp. .............................            Household Durables                    109,900             3,785,339
   Takeda Pharmaceutical Co. Ltd. .........              Pharmaceuticals                      62,800             2,826,844
                                                                                                            ---------------
                                                                                                                45,689,908
                                                                                                            ---------------

12 |  Annual Report

TEMPLETON CAPITAL ACCUMULATOR FUND

---------------------------------------------------------------------------------------------------------------------------
                                                            INDUSTRY                         SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   MEXICO .8%
   Telefonos de Mexico SA de CV (Telmex),
    L, ADR ................................  Diversified Telecommunication Services          151,360        $    4,902,550
                                                                                                            ---------------
   NETHERLANDS 3.4%
   IHC Caland NV ..........................        Energy Equipment & Services                80,950             3,885,962
   ING Groep NV ...........................      Diversified Financial Services              271,600             6,618,030
   Koninklijke Philips
    Electronics NV ........................            Household Durables                    317,267             7,302,801
   Wolters Kluwer NV ......................                   Media                          150,890             2,482,926
                                                                                                            ---------------
                                                                                                                20,289,719
                                                                                                            ---------------
   NORWAY 1.3%
   Norsk Hydro ASA ........................                 Oil & Gas                         89,890             5,595,191
   Norske Skogindustrier ASA, A ...........          Paper & Forest Products                 145,300             2,418,792
                                                                                                            ---------------
                                                                                                                 8,013,983
                                                                                                            ---------------
   PORTUGAL .9%
   Portugal Telecom SGPS SA ...............  Diversified Telecommunication Services          553,710             5,632,386
                                                                                                            ---------------
   SINGAPORE .7%
   DBS Group Holdings Ltd. ................             Commercial Banks                     484,900             4,417,320
                                                                                                            ---------------
   SOUTH KOREA 4.3%
a  Kookmin Bank ...........................             Commercial Banks                     110,304             3,524,059
   Korea Electric Power Corp. .............            Electric Utilities                    101,110             1,777,556
   KT Corp., ADR ..........................  Diversified Telecommunication Services          140,600             2,463,312
   LG Electronics Inc. ....................            Household Durables                    104,610             4,995,051
   Samsung Electronics Co. Ltd. ........... Semiconductors & Semiconductor Equipment          32,810            12,846,560
                                                                                                            ---------------
                                                                                                                25,606,538
                                                                                                            ---------------
   SPAIN 3.3%
   Endesa SA ..............................            Electric Utilities                     82,930             1,533,949
   Iberdrola SA, Br. ......................            Electric Utilities                    225,770             4,606,823
   Repsol YPF SA ..........................                 Oil & Gas                        191,120             3,948,569
   Telefonica SA ..........................  Diversified Telecommunication Services          656,090             9,313,027
                                                                                                            ---------------
                                                                                                                19,402,368
                                                                                                            ---------------
   SWEDEN 5.0%
   Atlas Copco AB, A ......................                 Machinery                        169,810             6,012,334
   Electrolux AB, B .......................            Household Durables                    208,170             3,809,948
   Foreningssparbanken AB, A ..............             Commercial Banks                     159,350             3,033,097
   Nordea Bank AB, FDR ....................             Commercial Banks                     684,060             5,229,130
   Securitas AB, B ........................      Commercial Services & Supplies              379,700             4,712,893
   Volvo AB, B ............................                 Machinery                        198,470             6,776,109
                                                                                                            ---------------
                                                                                                                29,573,511
                                                                                                            ---------------
   SWITZERLAND 2.7%
   Adecco SA ..............................      Commercial Services & Supplies               81,100             3,754,245
   Lonza Group AG .........................                 Chemicals                         70,850             3,140,073
   Nestle SA ..............................               Food Products                       17,390             4,107,334
   Swiss Reinsurance Co. ..................                 Insurance                         88,990             5,031,807
                                                                                                            ---------------
                                                                                                                16,033,459
                                                                                                            ---------------

                                                              Annual Report | 13

TEMPLETON CAPITAL ACCUMULATOR FUND

---------------------------------------------------------------------------------------------------------------------------
                                                            INDUSTRY                         SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TAIWAN .4%
   Chunghwa Telecom Co. Ltd., ADR .........  Diversified Telecommunication Services          152,310        $    2,598,409
                                                                                                            ---------------
   UNITED KINGDOM 18.9%
   Abbey National PLC .....................             Commercial Banks                     685,240             7,371,618
   Alliance Unichem .......................     Health Care Providers & Services             333,080             4,035,572
   Amvescap PLC ...........................              Capital Markets                     213,052             1,111,482
   BAE Systems PLC ........................            Aerospace & Defense                 1,017,850             3,671,277
   BHP Billiton PLC .......................              Metals & Mining                   1,028,277             9,674,550
   BP PLC .................................                 Oil & Gas                        586,250             5,196,710
   Brambles Industries PLC ................      Commercial Services & Supplies              878,378             3,831,882
a  British Airways PLC ....................                 Airlines                         835,990             3,368,744
   British Sky Broadcasting
    Group PLC .............................                   Media                          640,000             5,503,346
   Cadbury Schweppes PLC ..................               Food Products                      574,410             4,603,505
   GlaxoSmithKline PLC ....................              Pharmaceuticals                     358,150             7,286,962
   Hanson PLC .............................          Construction Materials                  495,621             3,374,695
   Kidde PLC ..............................           Electrical Equipment                 1,340,880             2,840,337
   National Grid Transco PLC ..............    Multi-Utilities & Unregulated Power           562,790             4,722,989
   Pearson PLC ............................                   Media                          472,140             5,261,760
   Rolls-Royce Group PLC ..................            Aerospace & Defense                 1,117,630             4,659,473
   Shell Transport & Trading Co.
    PLC, ADR ..............................                 Oil & Gas                        242,900            10,760,470
a  Shire Pharmaceuticals Group PLC ........              Pharmaceuticals                     373,550             3,239,028
   Smiths Group PLC .......................         Industrial Conglomerates                 253,380             3,163,376
   Standard Chartered PLC .................             Commercial Banks                     185,080             3,139,714
   Unilever PLC ...........................               Food Products                      631,940             5,411,302
   Vodafone Group PLC .....................    Wireless Telecommunication Services         3,346,670             7,600,869
   WPP Group PLC ..........................                   Media                          336,000             2,998,057
                                                                                                            ---------------
                                                                                                               112,827,718
                                                                                                            ---------------
   UNITED STATES 15.6%
   Abbott Laboratories ....................              Pharmaceuticals                     167,650             6,989,328
   American International
    Group Inc. ............................                 Insurance                         72,920             5,194,821
   AmerisourceBergen Corp. ................     Health Care Providers & Services              78,610             4,252,801
a  AMR Corp. ..............................                 Airlines                         424,060             3,791,096
a  AT&T Wireless Services Inc. ............    Wireless Telecommunication Services           558,840             8,170,241
a  BMC Software Inc. ......................                 Software                         165,810             2,482,176
   Boise Cascade Corp. ....................             Specialty Retail                     120,710             3,777,016
   Bristol-Myers Squibb Co. ...............              Pharmaceuticals                     143,620             3,408,103
   CIGNA Corp. ............................     Health Care Providers & Services              53,200             3,540,992
a  DIRECTV Group Inc. .....................                   Media                          390,840             6,202,631
   Electronic Data Systems Corp. ..........                IT Services                         2,240                43,053
a  Hospira Inc. ...........................     Health Care Equipment & Supplies              16,765               464,390
   International Paper Co. ................          Paper & Forest Products                 121,830             4,875,637
   Kraft Foods Inc., A ....................               Food Products                      122,940             3,845,563
a  Maxtor Corp. ...........................          Computers & Peripherals                 261,960             1,100,232
   Mylan Laboratories Inc. ................              Pharmaceuticals                     377,220             6,571,172
   Pfizer Inc. ............................              Pharmaceuticals                     141,342             4,617,643
   SBC Communications Inc. ................  Diversified Telecommunication Services          229,350             5,914,937
a  Synopsys Inc. ..........................                 Software                         103,940             1,658,882


14 |  Annual Report

TEMPLETON CAPITAL ACCUMULATOR FUND

---------------------------------------------------------------------------------------------------------------------------
                                                            INDUSTRY                         SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   UNITED STATES (CONT.)
   Target Corp. ...........................             Multiline Retail                     118,990        $    5,304,574
a  Tenet Healthcare Corp. .................     Health Care Providers & Services             604,970             6,303,787
a  Western Digital Corp. ..................          Computers & Peripherals                 226,410             1,689,019
   Willis Group Holdings Ltd. .............                 Insurance                         75,990             2,657,370
                                                                                                            ---------------
                                                                                                                92,855,464
                                                                                                            ---------------
   TOTAL COMMON STOCKS (COST $452,462,603)                                                                     554,268,739
                                                                                                            ---------------
   PREFERRED STOCKS (COST $2,850,934) .6%
   AUSTRALIA .6%
   News Corp. Ltd., pfd. ..................                   Media                          510,060             3,781,878
                                                                                                            ---------------
   SHORT TERM INVESTMENTS (COST $37,361,578) 6.3%
   MONEY FUND
b  Franklin Institutional FiduciaryTrust Money
    Market Portfolio ......................                                               37,361,578            37,361,578
                                                                                                            ---------------
   TOTAL INVESTMENTS
    (COST $492,675,115) 99.9% .............                                                                    595,412,195
   OTHER ASSETS, LESS LIABILITIES .1% .....                                                                        602,753
                                                                                                            ---------------
   NET ASSETS 100.0% ......................                                                                 $  596,014,948
                                                                                                            ---------------


CURRENCY ABBREVIATIONS: | EUR - Euro | FIM - Finnish Markka | SEK - Swedish Krona

aNon-income producing.
bSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

                         Annual Report | See notes to financial statements. | 15

TEMPLETON CAPITAL ACCUMULATOR FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2004

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ................................  $455,313,537
  Cost - Sweep money fund (Note 7) ...........................    37,361,578
                                                                -------------
  Value - Unaffiliated issuers ...............................   558,050,617
  Value - Sweep money fund (Note 7) ..........................    37,361,578
 Foreign currency, at value (cost $3,949) ....................         3,950
 Receivables:
  Investment securities sold .................................       583,932
  Capital shares sold ........................................        58,141
  Dividends ..................................................     1,320,709
                                                                -------------
      Total assets ...........................................   597,378,927
                                                                -------------
Liabilities:
 Payables:
  Investment securities purchased ............................       107,347
  Capital shares redeemed ....................................        88,929
  Affiliates .................................................       486,843
  Deferred tax liability (Note 1f) ...........................       123,362
  Funds advanced by custodian ................................       274,174
  Other liabilities ..........................................       283,324
                                                                -------------
      Total liabilities ......................................     1,363,979
                                                                -------------
        Net assets, at value .................................  $596,014,948
                                                                -------------
Net assets consist of:
 Undistributed net investment income .........................   $ 5,103,354
 Net unrealized appreciation (depreciation) ..................   102,622,687
 Accumulated net realized gain (loss) ........................   (10,880,450)
 Capital shares ..............................................   499,169,357
                                                                -------------
        Net assets, at value .................................  $596,014,948
                                                                -------------
Shares outstanding ...........................................    50,674,788
                                                                -------------
Net asset value and maximum offering price per share .........        $11.76
                                                                -------------

16 |  See notes to financial statements.  |  Annual Report

TEMPLETON CAPITAL ACCUMULATOR FUND

STATEMENT OF OPERATIONS
for the year ended August 31, 2004


Investment income:
 (net of foreign taxes of $1,432,822)
 Dividends:
  Dividends - Unaffiliated issuers .............................................   $12,333,197
  Sweep money fund (Note 7) ....................................................       259,874
 Interest ......................................................................         6,924
                                                                                   ------------
      Total investment income ..................................................    12,599,995
                                                                                   ------------
Expenses:
 Management fees (Note 3) ......................................................     4,083,289
 Administrative fees (Note 3) ..................................................       785,444
 Distribution fees (Note 3) ....................................................       658,115
 Transfer agent fees (Note 3) ..................................................       895,500
 Custodian fees (Note 4) .......................................................       173,001
 Reports to shareholders .......................................................        75,000
 Registration and filing fees ..................................................         4,700
 Professional fees .............................................................        59,200
 Trustees' fees and expenses ...................................................        28,000
 Other .........................................................................        23,300
                                                                                   ------------
      Total expenses ...........................................................     6,785,549
      Expense reductions (Note 4) ..............................................           (50)
                                                                                   ------------
        Net expenses ...........................................................     6,785,499
                                                                                   ------------
          Net investment income ................................................     5,814,496
                                                                                   ------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments ..................................................................    16,952,318
  Foreign currency transactions ................................................      (287,715)
                                                                                   ------------
      Net realized gain (loss)..................................................    16,664,603
Net unrealized appreciation (depreciation) on:
  Investments ..................................................................    55,388,033
  Translation of assets and liabilities denominated in foreign currencies ......        11,104
  Deferred taxes (Note 1f) .....................................................      (123,362)
                                                                                   ------------
      Net unrealized appreciation (depreciation) ...............................    55,275,775
                                                                                   ------------
Net realized and unrealized gain (loss) ........................................    71,940,378
                                                                                   ------------
Net increase (decrease) in net assets resulting from operations ................   $77,754,874
                                                                                   ------------


                         Annual Report | See notes to financial statements. | 17

TEMPLETON CAPITAL ACCUMULATOR FUND

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 2004 and 2003

                                                                                           --------------------------------
                                                                                                2004             2003
                                                                                           --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ........................................................... $  5,814,496       $  5,009,213
  Net realized gain (loss) from investments and foreign
   currency transactions .................................................................   16,664,603        (15,913,177)
  Net unrealized appreciation (depreciation) on investments, translation of assets and
   liabilities denominated in foreign currencies, and deferred taxes .....................   55,275,775         58,425,390
                                                                                           --------------------------------
      Net increase (decrease) in net assets resulting from operations ....................   77,754,874         47,521,426
Distributions to shareholders from net investment income .................................   (5,087,057)        (3,882,934)
Capital share transactions (Note 2) ......................................................   65,702,058         59,964,520
                                                                                           --------------------------------
      Net increase (decrease) in net assets ..............................................  138,369,875        103,603,012
Net assets:
 Beginning of year .......................................................................  457,645,073       $354,042,061
                                                                                           --------------------------------
 End of year ............................................................................. $596,014,948       $457,645,073
                                                                                           --------------------------------
Undistributed net investment income included in net assets:
 End of year ............................................................................. $  5,103,354       $  4,612,910
                                                                                           --------------------------------


18 |  See notes to financial statements.  |  Annual Report

TEMPLETON CAPITAL ACCUMULATOR FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Capital Accumulator Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Shares of the Fund are offered to the general public only through Templeton Capital Accumulation Plans. The Fund seeks long term capital growth. Under normal market conditions, the Fund invests in equity securities of companies of any nation. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. All security valuation procedures are approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

                                                              Annual Report | 19

TEMPLETON CAPITAL ACCUMULATOR FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. DEFERRED TAXES

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the year.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

20 |  Annual Report

TEMPLETON CAPITAL ACCUMULATOR FUND

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2004, there were an unlimited number of shares of beneficial interest authorized (without par value). Transactions in the Fund's shares were as follows:

                                    ------------------------------------------------------------------
                                                          YEAR ENDED AUGUST 31,
                                               2004                                 2003
                                      SHARES          AMOUNT              SHARES           AMOUNT
                                    ------------------------------------------------------------------
Shares sold .......................  7,671,485      $88,767,548          8,128,145        $71,679,495
Shares issued in reinvestment of
 distributions ....................    472,305        5,019,603            451,611          3,825,788
Shares redeemed ................... (2,407,696)     (28,085,093)        (1,739,114)       (15,540,763)
                                    ------------------------------------------------------------------
Net increase (decrease) ...........  5,736,094      $65,702,058          6,840,642        $59,964,520
                                    ------------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of the following entities:

----------------------------------------------------------------------------------------------------
  ENTITY                                                                      AFFILIATION
----------------------------------------------------------------------------------------------------
  Templeton Investment Counsel, LLC (TIC)                                     Investment manager
  Franklin Templeton Services, LLC (FT Services)                              Administrative manager
  Franklin Templeton/Distributors, Inc. (Distributors)                        Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)               Transfer agent

The Fund paid transfer agent fees of $895,500, of which $4,087 was paid to Investor Services.

A. MANAGEMENT FEE

The Fund pays an investment management fee to TIC based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.750% Up to and including $1 billion 0.730% Over $1 billion, up to and including $5 billion 0.710% Over $5 billion, up to and including $10 billion 0.690% Over $10 billion, up to and including $15 billion 0.670% Over $15 billion, up to and including $20 billion 0.650% Over $20 billion

Prior to June 1, 2004, the Fund paid an investment management fee to TIC of 0.75% per year of the average daily net assets of the Fund.

                                                              Annual Report | 21

TEMPLETON CAPITAL ACCUMULATOR FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

------------------------------------------------------------------------------
  ANNUALIZED FEE RATE      NET ASSETS

        0.150%             First $200 million
        0.135%             Over $200 million, up to and including $700 million
        0.100%             Over $700 million, up to and including $1.2 billion
        0.075%             In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.30% per year of its average daily net assets for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan.

Under the distribution plan, costs and expenses exceeding the maximum for the current plan year may be reimbursed in subsequent periods. At August 31, 2004, Distributors advised the Fund unreimbursed costs were $680,835.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's shares for the year:

Sales charges received ......................................    $754,699


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At August 31, 2004, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

 2010 ...................................................... $ 3,847,447
 2011 ......................................................   5,327,434
 2012 ......................................................   1,654,849
                                                             -----------
                                                             $10,829,730
                                                             -----------

22 |  Annual Report

TEMPLETON CAPITAL ACCUMULATOR FUND

5. INCOME TAXES (CONTINUED)

At August 31, 2004, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $50,720. For tax purposes, such losses will be reflected in the year ending August 31, 2005.

At August 31, 2004, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ...........................................  $492,675,115
                                                                 -------------
Unrealized appreciation .......................................  $125,409,009
Unrealized depreciation .......................................   (22,671,929)
                                                                 -------------
Net unrealized appreciation (depreciation) ....................  $102,737,080
                                                                 -------------
Distributable earnings--undistributed ordinary income .........    $5,103,354
                                                                 -------------

The tax character of distributions paid during the years ended August 31, 2004 and 2003, was as follows:

                                              --------------------------
                                               2004            2003
                                              --------------------------
Distributions paid from:
 Ordinary income ...........................  $5,087,057      $3,882,934

Net investment income (loss) and net realized gains (losses) differ for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended August 31, 2004 aggregated $179,912,675and 67,677,557, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc., (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING

On September 20, 2004, Franklin Resources, Inc. (Franklin Resources, Inc. and its subsidiaries are referred to collectively as the "Company") announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. ("Franklin Advisers") and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to an administrative complaint filed on February 4, 2004. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC, as described below.

                                                              Annual Report | 23

TEMPLETON CAPITAL ACCUMULATOR FUND

8. REGULATORY MATTERS (CONTINUED)

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS have consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The consent order has multiple sections, including "Statements of Fact" and "Violations of Massachusetts Securities Laws." The Company admitted the "Statements of Fact." The Company did not admit or deny the "Violations of the Massachusetts Securities Laws." While Franklin Advisers and FTAS did not admit or deny engaging in any wrongdoing, the Company believes that it is in its best interest and the interests of its funds' shareholders to settle this issue now and move forward.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT

On August 2, 2004, the Company announced that an agreement has been reached by Franklin Advisers with the SEC that resolves the issues resulting from the SEC's investigation of market timing activity and the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease-and-desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts administrative complaint described above.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers neither admits nor denies any wrongdoing, Franklin Advisers has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear which funds will receive distributions or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees have been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

24 |  Annual Report

TEMPLETON CAPITAL ACCUMULATOR FUND

8. REGULATORY MATTERS (CONTINUED)

OTHER GOVERNMENTAL INVESTIGATIONS (CONTINUED)
The staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers and Franklin Templeton Distributors, Inc. ("FTDI") concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office ("CAGO") also has advised the Company that the California Attorney General is authorized to bring a civil action against the Company and FTDI arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company's and funds' shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. The Company continues to have discussions towards resolving these governmental investigations.

OTHER LEGAL PROCEEDINGS

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

Various subsidiaries of the Company have also been named in multiple lawsuits filed in state courts in Illinois alleging breach of duty with respect to valuation of the portfolio securities of certain funds managed by such subsidiaries.

In addition, the Company and certain of its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing governmental investigations or class actions or other lawsuits. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

                                                              Annual Report | 25

TEMPLETON CAPITAL ACCUMULATOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON CAPITAL ACCUMULATOR FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Capital Accumulator Fund (the "Fund") at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 13, 2004

26 |  Annual Report

TEMPLETON CAPITAL ACCUMULATOR FUND

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $13,159,851 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates 28.07% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2004.

At August 31, 2004, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on October 21, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Fund to shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.

-------------------------------------------------------------------------------------------------------------
                                                                       CLASS A
                                                                                                  ADJUSTED
                                               FOREIGN TAX    FOREIGN          FOREIGN             FOREIGN
                                                  PAID     SOURCE INCOME  QUALIFIED DIVIDENDS   SOURCE INCOME
  COUNTRY                                       PER SHARE    PER SHARE          PER SHARE          PER SHARE
-------------------------------------------------------------------------------------------------------------
  Australia ..................................    0.0003      0.0056             0.0056              0.0024
  Bermuda ....................................    0.0000      0.0020             0.0017              0.0010
  Brazil .....................................    0.0003      0.0009             0.0009              0.0004
  Canada .....................................    0.0014      0.0047             0.0047              0.0020
  Chile ......................................    0.0000      0.0001             0.0001              0.0000
  Finland ....................................    0.0005      0.0017             0.0009              0.0012
  France .....................................    0.0028      0.0102             0.0100              0.0045
  Germany ....................................    0.0031      0.0123             0.0123              0.0053
  Hong Kong ..................................    0.0000      0.0022             0.0000              0.0022
  India ......................................    0.0000      0.0004             0.0004              0.0002
  Italy ......................................    0.0013      0.0044             0.0044              0.0019
  Japan ......................................    0.0006      0.0036             0.0036              0.0015
  Mexico .....................................    0.0000      0.0015             0.0015              0.0006
  Netherlands ................................    0.0020      0.0067             0.0067              0.0029
  Norway .....................................    0.0008      0.0027             0.0027              0.0012
  Portugal ...................................    0.0004      0.0014             0.0014              0.0006
  Singapore ..................................    0.0004      0.0010             0.0000              0.0010
  South Korea ................................    0.0021      0.0065             0.0065              0.0028
  Spain ......................................    0.0015      0.0068             0.0061              0.0033
  Sweden .....................................    0.0039      0.0141             0.0141              0.0060
  Switzerland ................................    0.0008      0.0027             0.0027              0.0012
  Taiwan .....................................    0.0008      0.0020             0.0020              0.0009
  United Kingdom .............................    0.0048      0.0301             0.0300              0.0130
-------------------------------------------------------------------------------------------------------------
  TOTAL ......................................   $0.0278     $0.1236            $0.1183             $0.0561
-------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 27

TEMPLETON CAPITAL ACCUMULATOR FUND

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.

28 |  Annual Report

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

---------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                                  LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (72)             Trustee        Since 1992       140                        Director, Bar-S Foods (meat
 500 East Broward Blvd.                                                                       packing company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
 President, Chief Executive Officer and Chairman of the Board, General Host
 Corporation (nursery and craft centers) (until 1998).
--------------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (60)            Trustee        Since 2000       21                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Island Corporate Holdings Ltd. (Vice Chairman 1996-2003); Vice Chairman, Caribbean Utilities Co. Ltd.;
 Director and President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman
 until 2002); director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment
 & Power Ltd. (1977-2003).
--------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (72)          Trustee        Since 1992       141                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.

--------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)             Trustee        Since 2000       96                         Director, Amerada Hess
 500 East Broward Blvd.                                                                       Corporation (exploration and
 Suite 2100                                                                                   refining of oil and gas); H.J.
 Fort Lauderdale, FL 33394-3091                                                               Heinz Company (processed foods
                                                                                              and allied products); RTI
                                                                                              International Metals, Inc.
                                                                                              (manufacture and distribution
                                                                                              of titanium); and Canadian
                                                                                              National Railway (railroad).

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
 General Counsel to the United States Treasury Department (1989-1990); and
 Counselor to the Secretary and Assistant Secretary for Public Affairs and
 Public Liaison-United States Treasury Department (1988-1989).
--------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 29

---------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                                  LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)            Trustee        Since 1993       140                        Director, White Mountains
 500 East Broward Blvd.                                                                       Insurance Group, Ltd. (holding
 Suite 2100                                                                                   company); Martek Biosciences
 Fort Lauderdale, FL 33394-3091                                                               Corporation; MedImmune, Inc.
                                                                                              (biotechnology); and
                                                                                              Overstock.com (Internet
                                                                                              services); and FORMERLY,
                                                                                              Director, MCI Communication
                                                                                              Corporation (subsequently
                                                                                              known as MCI WorldCom, Inc.
                                                                                              and WorldCom, Inc.)
                                                                                              (communications services)
                                                                                              (1988-2002) and Spacehab, Inc.
                                                                                              (aerospace services)
                                                                                              (1994-2003).

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and
 FORMERLY, Chairman, White River Corporation (financial services) (1993-1998)
 and Hambrecht & Quist Group (investment banking) (1987-1992); and President,
 National Association of Securities Dealers, Inc. (1970-1987).
--------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (75)             Trustee        Since 1990       28                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer,
 Landmark Banking Corporation (1969-1978); Financial Vice President, Florida
 Power and Light (1965-1969); and Vice President, Federal Reserve Bank of
 Atlanta (1958-1965).
--------------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (72)               Trustee        Since 2003       21                         Director, Becton, Dickinson
 500 East Broward Blvd.                                                                       and Co. (medical technology);
 Suite 2100                                                                                   White Mountains Insurance
 Fort Lauderdale, FL 33394-3091                                                               Group Ltd. (holding company);
                                                                                              and Amerada Hess Corporation
                                                                                              (exploration and refining of
                                                                                              oil and gas).

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief
 Executive Officer 1977-1999); and FORMERLY, Chairman of the Board, President
 and Chief Executive Officer, UAL Corporation (airlines).
--------------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS (50) Trustee        Since 2000       21                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland
 (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
 (1982-1985).
--------------------------------------------------------------------------------------------------------------------------

30 |  Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

---------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION        TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (74)          Trustee         Since 1993       21                        Director, Amerada Hess
 500 East Broward Blvd.                                                                       Corporation (exploration and
 Suite 2100                                                                                   refining of oil and gas); and
 Fort Lauderdale, FL 33394-3091                                                               C2, Inc. (operating and
                                                                                              investment business); and
                                                                                              FORMERLY, Director, H.J. Heinz
                                                                                              Company (processed foods and
                                                                                              allied products)
                                                                                              (1987-1988;1993-2003).

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby Technology Ventures Group,
 LLC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment
 Fund; and FORMERLY, Chairman, Templeton Emerging Markets Investment Trust PLC (until 2003), Secretary of the United
 States Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking)
 (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
--------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)         Trustee,        Vice President   140                       None
 One Franklin Parkway              Chairman of the since 1992 and
 San Mateo, CA 94403-1906          Board and       Chairman of the
                                   Vice President  Board and Trustee
                                                   since 1995

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin
 Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.;
 Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
 Resources, Inc. and of 46 of the investment companies in Franklin Templeton
 Investments.
--------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (59)              Vice President  Since 1996       Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
 Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
 Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (52)               Chief           Since July 2004  Not Applicable            None
 One Franklin Parkway              Compliance
 San Mateo, CA 94403-1906          Officer

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin
 Resources, Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
--------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 31

---------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION        TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 JEFFREY A. EVERETT (40)           Vice President  Since 2001       Not Applicable            None
 PO Box N-7759
 Lyford Cay, Nassau, Bahamas

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Investment Officer, First Pennsylvania Investment Research (until 1989).
--------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (44)           Vice President  Since 1991       Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice
 President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive
 Vice President, Chief Financial Officer and Director, Templeton Worldwide,
 Inc.; Executive Vice President and Chief Operating Officer, Templeton
 Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and
 Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin
 Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (57)             Senior Vice     Since 2002       Not Applicable            None
 500 East Broward Blvd.            President and
 Suite 2100                        Chief Executive
 Fort Lauderdale, FL 33394-3091    Officer -
                                   Finance and
                                   Administration

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (57)                Vice President  Since 2000       Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 President, Chief Executive Officer and Director, Property Resources Equity
 Trust (until 1999) and Franklin Select Realty Trust (until 2000).
--------------------------------------------------------------------------------------------------------------------------



32 |  Annual Report

---------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION        TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)             Vice President  Vice President   Not Applicable            None
 One Franklin Parkway              and Secretary   since 2000
 San Mateo, CA 94403-1906                          and Secretary
                                                   since 1996

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
 Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment
 Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin
 Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton
 Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman,
 Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995);
 Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
--------------------------------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR. (64)       Vice President  Since 1996       Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
 Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
 Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
 Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY (64)                  Vice President  Since 1994       Not Applicable            None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
 President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc.
 and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller,
 Keystone Group, Inc.
--------------------------------------------------------------------------------------------------------------------------
 DIOMEDES LOO-TAM (65)             Treasurer       Since March      Not Applicable            None
 One Franklin Parkway                              2004
 San Mateo, CA 94403-1906

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 15 of the investment companies in Franklin Templeton Investments;
 Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation
 Committees, Runkel Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000); and Senior
 Vice President, Franklin Templeton Services, LLC (1997-2000).
--------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

---------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION        TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (67)            Vice President  Since 2002       Not Applicable            Director, FTI Banque, Arch
 600 Fifth Avenue                  - AML                                                      Chemicals, Inc. and Lingnan
 Rockefeller Center                Compliance                                                 Foundation
 New York, NY 10020-2302

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
 International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 GARY P. MOTYL (52)                President       President        Not Applicable            None
 500 East Broward Blvd.            and Chief       since 1994
 Suite 2100                        Executive       and Chief
 Fort Lauderdale, FL 33394-3091    Officer -       Executive
                                   Investment      Officer -
                                   Management      Investment
                                                   Management
                                                   since 2002

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Portfolio Manager, Templeton Investment Counsel, LLC; officer and/or director of other subsidiaries of Franklin Resources, Inc.; and
 FORMERLY, Research Analyst and Portfolio Manager, Landmark First National Bank
 (1979-1981); and Security Analyst, Standard & Poor's Corporation (1974-1979).
--------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (67)            Vice President  Since 2000       Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia)
 Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
--------------------------------------------------------------------------------------------------------------------------

34 |  Annual Report

---------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS             POSITION        TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (52)              Chief Financial Since May 2004   Not Applicable            None
 500 East Broward Blvd.            Officer and
 Suite 2100                        Chief
 Fort Lauderdale, FL 33394-3091    Accounting
                                   Officer

--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments;
 Senior Vice President, Franklin Templeton Services, LLC; and FORMERLY, Managing
 Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
--------------------------------------------------------------------------------------------------------------------------



* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1991 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON WHO CURRENTLY SERVES AS CHAIRMAN OF THE BOARD OF THE HERTZ CORPORATION AND WAS ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999; IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD. AND A FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UNITED AIRLINES. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.

                                                              Annual Report | 35

TEMPLETON CAPITAL ACCUMULATOR FUND

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

36 |  Annual Report

LITERATURE REQUEST

TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 1
Franklin Small-Mid Cap Growth Fund

VALUE
Franklin Balance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds
  Allocation Fund
Franklin Templeton Perspectives
  Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 5, 7
Franklin Money Fund 5, 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 8
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

7. Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

8. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/04                                              Not part of the annual report

                                 [LOGO OMITTED]

                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON CAPITAL
ACCUMULATOR FUND

INVESTMENT MANAGER
Templeton Investment Counsel, LLC

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301



Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TCAP A2004 10/04





ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $8,980 for the fiscal year ended August 31, 2004 and $29,317 for the fiscal year ended August 31, 2003.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $45,000 for the fiscal year ended August 31, 2004 and $3,614 for the fiscal year ended August 31, 2003. The services for which these fees were paid included attestation services.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $233 for the fiscal year ended August 31, 2004 and $0 for the fiscal year ended August 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $99,767 for the fiscal year ended August 31, 2004 and $12,994 for the fiscal year ended August 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process, subscription fees and a review of an ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $145,000 for the fiscal year ended August 31, 2004 and $16,608 for the fiscal year ended August 31, 2003.

(h) No disclosures are required by this Item 4(h).


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

N/A


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES.


N/A


ITEM 9. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 11. EXHIBITS

(a) Code of Ethics

(b)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON CAPITAL ACCUMULATOR FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  October 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  October 29, 2004


By /s/GALEN G. VETTER
Chief Financial Officer
Date  October 29, 2004